                         ANNUAL REPORT / OCTOBER 31 1998


                          AIM GLOBAL CONSUMER PRODUCTS
                               AND SERVICES FUND



                                  Cover Image







AIM Logo

                  INVEST WITH DISCIPLINE-REGISTERED TRADEMARK-

Cover Image

SHOPPERS BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)
ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COMBINES DIFFERENT MEDIUMS AND PUSHES THE BOUNDARIES OF ART. SHE IS A TRULY MULTIMEDIA ARTIST, PROFICIENT IN WATERCOLOR, ACRYLIC, ETCHING, WOODCUT, SILKSCREEN, COMPUTER ART, AND CERAMIC ART. THE ENERGY AND DIVERSITY OF HER "SHOPPERS," CREATED WITH COMPUTER GRAPHICS, FITTINGLY CHARACTERIZE THE MODERN GLOBAL CONSUMERS.

AIM Global Consumer Products and Services Fund is for shareholders who seek long-term capital growth through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Global Consumer Products and Services Fund (formerly GT Global Consumer Products and Services Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended October 31, 1998, the Fund paid distributions of $1.89 per share.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

- Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The EAFE-Registered Trademark- (Europe, Australasia, Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.

- The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International. The index is designed to represent the performance of all markets and does not reflect the Fund's concentration in the consumer products and services industries.

- The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.

- Lipper Analytical Services, Inc. is an independent mutual fund performance monitor.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                  AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

Chairman's Photo

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid, especially U.S. Treasury issues. Even high-quality corporate bonds went out of favor. Debt securities issued by emerging market nations plummeted in value.

Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)

Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.

However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

-       broad portfolio diversification;

- realistic expectations, recognizing that the potential for downturns is always present; and

-       as always, long-term thinking.

Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ Charles T. Bauer
--------------------
Charles T. Bauer
Chairman

THE FISCAL YEAR CLOSED WITH INTERNATIONAL EQUITIES RALLYING AND BONDS LOSING SOME OF THEIR MOMENTUM.

                  AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND TAKES HOME-FIELD ADVANTAGE IN TURBULENT TIMES

GLOBAL EQUITY MARKETS EXPERIENCED RECORD VOLATILITY IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

Fund performance at the close of the reporting period remained strong, despite several dips during the year. For the fiscal year ended October 31, 1998, total return was 8.66% for Class A shares and 8.16% for Class B shares. The Fund's performance for the one-year period ended October 31, 1998 placed it in the top 27% of all specialty/miscellaneous mutual funds according to Lipper Analytical Services, Inc., an independent mutual fund performance monitor. Net assets under management were $165 million at the close of the fiscal year.

LIPPER RANKINGS

As of 10/31/98

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, CLASS A SHARES


                           RANK VS. ALL SPECIALTY/
PERIOD                     MISCELLANEOUS FUNDS             PERCENTILE RANK
3 Years                         5 of 29                        18%
1 Year                         13 of 49                        27%


Fund percentage rankings are vs. all funds in its category tracked by Lipper Analytical Services, Inc., excluding sales charges and including fees and expenses.

WHAT WERE THE MAJOR TRENDS IN WORLD MARKETS SINCE YOUR APRIL REPORT?

Currency collapse halted performance of markets worldwide during the second half of 1998. Starting in July, the second wave of "Asian contagion," sparked by devalued currencies and billions in bad loans, quickly caused deflation around the globe. Russia's default on its government debt and the failure of several highly leveraged hedge funds in the U.S. brought more troubles in the third quarter. The ensuing "flight to quality and liquidity" further devastated equity markets as investors rushed to government securities for their relative safety.

Fortunately, by October the U.S. market rebounded, boosted by the Federal Reserve Board's interest rate reductions and reassuring news about the outlook of the global economy. The change of heart came after the Group of Seven, composed of the world's seven richest industrialized nations, agreed on measures to rescue flailing economies with a three-year, $90 billion financial aid package. U.S. recovery led the way for many global markets to rebound by the end of October.

HOW WAS THE FUND POSITIONED AS OF OCTOBER 31, 1998?

Given the unsettling environment of many international markets, the Fund has taken a defensive position in developed countries, in particular, a home-field advantage in the domestic market. As of October 31, the Fund has more than 70% of its net assets in the U.S. The balance is invested in the U.K., Europe, Canada, and Australia.

HOW HAVE YOU MANAGED THE FUND, GIVEN THE CURRENT MARKET CONDITIONS?

We continued to manage the Fund with our disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market.

Several changes to the Fund's portfolio took place during 1998. Most notably, investments in U.S.-based multinational companies were drastically reduced due to their exposure in declining markets overseas. During the second quarter, we trimmed our positions in Gillette, Coke, Procter & Gamble and Colgate-Palmolive, which had previously accounted for 10% to 15% of the portfolio.

In the current market environment, when the economy is expected to slow, we are looking to the more conservative and established domestic large-cap holdings for growth. These include industry leaders, such as Microsoft and GE. We are also emphasizing companies with consumer staple-type products and services that sell even in a weaker economy. The Fund's top holdings are household names with strong brand recognition. Heineken, Dial, Clorox and Safeway, account for 10.4% of the portfolio.

WHAT WERE SOME OF YOUR TOP PERFORMERS THIS YEAR?

Despite its international exposure, Heineken has shown startling growth during the year. For the first half of 1998, the company reported a 28% increase in earnings and is expected to have equally stunning results for the second half. A strong expansionary strategy, coupled with a world-renowned brand name, resulted in a doubling of its share price during 1998. Our holdings of Heineken appreciated from 2.7% to 3.2% during the last six months, and were a major contributor to our good performance.

Another success story was Outdoor Systems, the largest outdoor advertising firm in the U.S. In June, the company signed an innovative agreement with Ford Motor for a multi-year ad campaign using Outdoor Systems' most in-demand billboards in major markets. It is the first-

           SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

ever nationwide product launch with a billboard campaign. For the third quarter of 1998, Outdoor Systems reported a record 47% increase in net revenues, compared to the same period a year ago.

WHY IS OUTDOOR ADVERTISING DOING SO WELL?

Recently, this industry has experienced excellent pricing power, which has been hard to find in the current low-inflation environment. In the outdoor advertising industry, pricing power is mainly a matter of supply and demand. Since almost no new billboards are being built in the U.S., billboard owners can raise their prices. In an industry of relatively fixed costs, the incremental revenue from a price rise can go directly to the bottom line.

This industry is also undergoing a fair amount of consolidation, which is creating national vendors of outdoor advertising platforms for the first time. Outdoor advertising is also substantially cheaper than television, lowering advertisers' costs for reaching their target audiences. Unlike the majority of service industries, outdoor advertising will likely remain profitable even in a recession.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

By and large, we are optimistic that markets worldwide have performed a turnaround, coming back from steep declines in the summer. Investors are being reassured by news that foreign governments are taking positions to stave off a global recession. Domestically, economic growth seems to be decelerating, so low inflation and low interest rates should continue. Consumer products and services stocks should benefit from the lower interest rate environment, as it encourages consumer spending. Until global markets stabilize, we will continue to take a defensive position by focusing on the more predictable, large-company holdings in developed countries. We will also be watching Europe as the euro is introduced in 1999 to see how European companies perform in the wake of increased competition and tougher financial standards.

HOW WILL THE NEW CURRENCY IN EUROPE AFFECT THE FUND?

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies. The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002.

The euro is expected to bring greater unity to the European business world:
Price comparison of goods, services, and labor across Europe will be much easier. Because of this price transparency, European companies will be forced to become more competitive. An increase in merger and acquisition activity is expected. The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders. Europe's fixed-income markets could also be transformed. Since currency risk will be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.

PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets


TOP 10 EQUITY HOLDINGS
1.  Heineken N.V. (Netherlands)            3.2%
2.  Microsoft Corp. (U.S.)                 3.1
3.  The Dial Corp. (U.S.)                  2.6
4.  General Electric Co. (U.S.)            2.6
5.  Philip Morris Cos., Inc. (U.S.)        2.5
6.  Clorox Co. (U.S.)                      2.3
7.  Safeway, Inc.(U.S.)                    2.3
8.  Meyer (Fred), Inc. (U.S.)              2.3
9.  Telecom Italia Mobile S.p.A. (Italy)   2.2
10. Compagnie Financiere Richemont AG
    (Switzerland)                          2.1


COUNTRIES IN PORTFOLIO
1. United States                          71.1%
2. United Kingdom                          7.0
3. France                                  6.9
4. Switzerland                             3.9
5. Canada                                  3.6
6. Netherlands                             3.2
7. Italy                                   2.2
8. Australia                               1.1
9. Germany                                 1.0

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

            SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                   AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                        ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND VS. BENCHMARK INDEX 12/30/94--10/31/98


                    AIM Global Consumer                 AIM Global Consumer
            Products and Services Fund,         Products and Services Fund,
                         Class A Shares                      Class B Shares       MSCI World Index
                                           In thousands
12/94                       10,000                              10,000               10,000
1/95                         9,467                               9,939                9,852
4/95                         9,708                              10,175               10,849
7/95                        11,400                              11,942               11,492
10/95                       12,158                              12,712               11,387
1/96                        13,101                              13,675               12,353
4/96                        15,352                              16,012               12,939
7/96                        15,912                              16,582               12,563
10/96                       18,094                              18,828               13,304
1/97                        17,660                              18,354               13,999
4/97                        16,020                              16,630               14,341
7/97                        19,139                              19,840               16,729
10/97                       20,004                              20,702               15,599
1/98                        20,814                              21,524               16,524
4/98                        24,502                              25,301               18,575
7/98                        24,276                              25,032               18,755
10/98                       21,736                              22,091               18,046

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges


A SHARES
Since Inception (12/30/94)     22.44%
1 Year                          3.48*

*8.66%, excluding sales charges


B SHARES
Since Inception (12/30/94)     22.95%
1 Year                          3.19*

*8.16%, excluding sales charges


ADVISOR CLASS
Since Inception (6/1/95)       26.66%
1 Year                          9.20

Source: Towers Data Systems HYPO-Registered Trademark-, Bloomberg.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Advisor shares will differ from Class A and Class B shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

ABOUT THIS CHART

The chart compares your Fund's Class A and B shares to its benchmark index. It is important to understand differences between your Fund and this index. An index measures performance of a hypothetical portfolio. A market index such as the Morgan Stanley Capital International (MSCI) World Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. The MSCI World Index is designed to track the performance of global large-cap stocks and does not reflect the Fund's concentration in the consumer products and services industries. Use of this index is intended to give you a general idea of how your Fund performed compared to this benchmark.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                         ANNUAL REPORT / FOR CONSIDERATION

TAKE A CLOSER LOOK AT MARKET INDEXES

You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.

"The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.

If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.

Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.

There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.

As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down-and vice versa. The chart at the right shows calen-

THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.

WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.

WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund.

Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.

WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it.

The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.

               AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      ANNUAL REPORT / FOR CONSIDERATION

dar-year returns for two domestic and one foreign equity index for the decade 12/31/87 through 12/31/97. The market segments often move out of synch, and performance leadership often rotates from one segment to another.

By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial adviser to build a diversified portfolio suited to fluctuating markets.

                            DIVERGING INDEXES

Total Return per Calendar Year
1987--1997


                     S&P 500 Index                                  Europe-Australasia-Far East
            with Monthly Dividends      Russell 2000 Stock Index          Index with Dividends*
12/31/88                     16.55                         25.02                          28.59
12/31/89                     31.64                         16.26                           10.8
12/31/90                     -3.09                         19.48                           23.2
12/31/91                     30.41                         46.04                           12.5
12/31/92                      7.61                         18.41                          11.85
12/31/93                     10.06                         18.88                          32.94
12/31/94                      1.32                         -1.82                           8.06
12/31/95                     37.54                         28.45                          11.55
12/31/96                     22.95                         16.49                           6.36
12/31/97                     33.35                         22.36                           2.06


Past performance is no guarantee of future investment results.

*International investing presents risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

                                  A FEW MORE INDEXES

S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., CompuWare Corp., Starbucks Corp., and Office Depot. As of July 31, the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion.

WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.

WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from $171.7 million to $1.1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

THE EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.

WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.

An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

               AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Consumer Products and Services Fund (formerly GT Global Consumer Products and Services Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Consumer Products and Services Fund - Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (43.6%)
  Safeway, Inc.-/- ..........................................   US             79,300   $  3,791,531         2.3
    RETAILERS-FOOD
  Meyer (Fred), Inc.-/- .....................................   US             71,000      3,785,180         2.3
    RETAILERS-FOOD
  Telecom Italia Mobile S.p.A. ..............................   ITLY          631,100      3,667,546         2.2
    TELEPHONE NETWORKS
  Outdoor Systems, Inc.-/- ..................................   US            152,000      3,353,500         2.0
    BROADCASTING & PUBLISHING
  Lamar Advertising Co.-/- ..................................   US            105,500      3,293,578         2.0
    BROADCASTING & PUBLISHING
  Cinar Films, Inc. "B"-/- {\/} .............................   CAN           152,000      3,211,000         1.9
    BROADCASTING & PUBLISHING
  Time Warner, Inc. .........................................   US             34,000      3,155,625         1.9
    BROADCASTING & PUBLISHING
  Ames Department Stores, Inc.-/- ...........................   US            132,600      2,436,525         1.5
    RETAILERS-OTHER
  Railtrack Group PLC-/- ....................................   UK             90,590      2,432,607         1.5
    TRANSPORTATION - ROAD & RAIL
  Loblaw Cos., Ltd. .........................................   CAN           130,300      2,428,606         1.5
    RETAILERS-FOOD
  Etablissements Economiques du Casino Guichard-Perrachon
   S.A. .....................................................   FR             24,230      2,412,660         1.5
    LEISURE & TOURISM
  Clear Channel Communications, Inc.-/- .....................   US             50,400      2,296,350         1.4
    BROADCASTING & PUBLISHING
  Tandy Corp. ...............................................   US             45,000      2,230,313         1.3
    RETAILERS-OTHER
  Family Dollar Stores, Inc. ................................   US            118,100      2,140,563         1.3
    RETAILERS-APPAREL
  Promodes ..................................................   FR              3,350      2,110,602         1.3
    RETAILERS-FOOD
  American Stores Co. .......................................   US             59,900      1,950,494         1.2
    RETAILERS-FOOD
  Avis Europe PLC ...........................................   UK            443,600      1,937,085         1.2
    TRANSPORTATION - ROAD
  Musicland Stores Corp.-/- .................................   US            137,800      1,817,238         1.1
    RETAILERS-OTHER
  Tricon Global Restaurants, Inc. ...........................   US             40,000      1,740,000         1.0
    RETAILERS-FOOD
  Duane Reade, Inc.-/- ......................................   US             43,300      1,672,463         1.0
    RETAILERS-OTHER
  Wal-Mart Stores, Inc. .....................................   US             24,000      1,656,000         1.0
    RETAILERS-OTHER
  Home Depot, Inc. ..........................................   US             37,800      1,644,300         1.0
    RETAILERS-OTHER
  Dollar Tree Stores, Inc.-/- ...............................   US             41,850      1,613,841         1.0
    RETAILERS-OTHER
  Linens 'N Things, Inc.-/- .................................   US             52,000      1,608,750         1.0
    RETAILERS-APPAREL
  Gap, Inc. .................................................   US             26,000      1,563,250         0.9
    RETAILERS-APPAREL

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Longs Drug Stores Corp. ...................................   US             36,600   $  1,429,688         0.9
    RETAILERS-OTHER
  Carnival Corp. ............................................   US             43,600      1,411,550         0.8
    LEISURE & TOURISM
  The Kroger Co. ............................................   US             24,000      1,332,000         0.8
    RETAILERS-FOOD
  Costco Companies, Inc.-/- .................................   US             19,000      1,078,250         0.6
    RETAILERS-FOOD
  CBS Corp. .................................................   US             35,000        977,813         0.6
    BROADCASTING & PUBLISHING
  American Eagle Outfitters, Inc.-/- ........................   US             22,000        891,000         0.5
    RETAILERS-APPAREL
  Bed Bath & Beyond-/- ......................................   US             32,000        882,000         0.5
    RETAILERS-OTHER
  Abercrombie & Fitch Co.-/- ................................   US             22,000        873,125         0.5
    RETAILERS-APPAREL
  Fred's, Inc. ..............................................   US             65,500        855,594         0.5
    RETAILERS-OTHER
  Paychex, Inc. .............................................   US             17,000        845,750         0.5
    CONSUMER SERVICES
  TJX Cos., Inc. ............................................   US             43,000        814,313         0.5
    RETAILERS-APPAREL
  Pacific Sunwear of California-/- ..........................   US             32,100        694,163         0.4
    RETAILERS-APPAREL
  Young & Rubicam, Inc.-/- ..................................   US             13,100        342,238         0.2
    BUSINESS & PUBLIC SERVICES
                                                                                        ------------
                                                                                          72,377,091
                                                                                        ------------
Consumer Non-Durables (30.0%)
  Heineken N.V. .............................................   NETH           99,225      5,285,838         3.2
    BEVERAGES - ALCOHOLIC
  The Dial Corp. ............................................   US            157,400      4,338,338         2.6
    HOUSEHOLD PRODUCTS
  Philip Morris Cos., Inc. ..................................   US             80,400      4,110,450         2.5
    TOBACCO AND FOOD
  Clorox Co. ................................................   US             35,200      3,845,600         2.3
    HOUSEHOLD PRODUCTS
  Compagnie Financiere Richemont AG "A" Units ...............   SWTZ            2,650      3,521,335         2.1
    TOBACCO
  Coca-Cola Co. .............................................   US             46,000      3,110,750         1.9
    BEVERAGES - NON-ALCOHOLIC
  Anheuser-Busch Cos., Inc. .................................   US             52,000      3,090,750         1.9
    BEVERAGES - ALCOHOLIC
  Nestle S.A. - Registered ..................................   SWTZ            1,372      2,916,994         1.8
    FOOD
  Danone ....................................................   FR             10,400      2,750,887         1.7
    FOOD
  Adolph Coors Co. "B" ......................................   US             47,200      2,360,000         1.4
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Quaker Oats Co. ...........................................   US             37,100   $  2,191,219         1.3
    FOOD
  Unilever PLC-/- ...........................................   UK            212,210      2,130,266         1.3
    HOUSEHOLD PRODUCTS
  British American Tobacco PLC - ADR-/- .....................   US            116,600      2,120,663         1.3
    TOBACCO
  Diageo PLC ................................................   UK            174,500      1,883,094         1.1
    BEVERAGES - ALCOHOLIC
  Foster's Brewing Group Ltd. ...............................   AUSL          750,000      1,842,188         1.1
    BEVERAGES - ALCOHOLIC
  SEITA (Societe Nationale d'Exploitation Industrielle des
   Tabacs et Allumettes) ....................................   FR             29,400      1,746,943         1.1
    TOBACCO
  The Earthgrains Co. .......................................   US             47,000      1,410,000         0.8
    FOOD
  Interstate Bakeries Corp. .................................   US             24,800        621,550         0.4
    FOOD
  Saputo Group, Inc. ........................................   CAN            13,700        293,096         0.2
    FOOD
                                                                                        ------------
                                                                                          49,569,961
                                                                                        ------------
Consumer Durables (6.7%)
  Microsoft Corp.-/- ........................................   US             48,900      5,177,288         3.1
    COMPUTER SOFTWARE
  Sonic Automotive, Inc.-/- .................................   US             91,300      1,854,531         1.1
    AUTOMOBILES
  Daimler Benz AG ...........................................   GER            21,565      1,674,281         1.0
    AUTOMOBILES
  Maytag Corporation ........................................   US             31,900      1,577,056         0.9
    APPLIANCES & HOUSEHOLD
  Best Buy Co., Inc.-/- .....................................   US             20,000        960,000         0.6
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                          11,243,156
                                                                                        ------------
Finance (5.8%)
  Fannie Mae ................................................   US             40,900      2,896,231         1.7
    OTHER FINANCIAL
  Axa - UAP .................................................   FR             18,850      2,131,516         1.3
    INSURANCE - MULTI-LINE
  Providian Financial Corp. .................................   US             21,000      1,666,875         1.0
    CONSUMER FINANCE
  SunAmerica, Inc. ..........................................   US             22,200      1,565,100         0.9
    INSURANCE - MULTI-LINE
  Metris Cos., Inc. .........................................   US             44,000      1,446,500         0.9
    CONSUMER FINANCE
                                                                                        ------------
                                                                                           9,706,222
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (3.4%)
  CRH PLC ...................................................   UK            212,679   $  3,099,271         1.9
    BUILDING MATERIALS & COMPONENTS
  Tyco International Ltd. ...................................   US             41,000      2,539,438         1.5
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                           5,638,709
                                                                                        ------------
Multi-Industry/Miscellaneous (2.6%)
  General Electric Co. ......................................   US             49,400      4,322,500         2.6
                                                                                        ------------       -----
    CONGLOMERATE

TOTAL EQUITY INVESTMENTS (cost $133,549,669) ................                            152,857,639        92.1
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $17,540,000 U.S. Treasury Notes, 5.75%
   due 9/30/99 (market value of collateral is $17,842,372,
   including accrued interest). (cost $17,489,000) ..........                             17,489,000        10.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $151,038,669)  * ....................                            170,346,639       102.6
Other Assets and Liabilities ................................                             (4,330,217)       (2.6)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $166,016,422       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $153,515,812 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  18,855,154
                 Unrealized depreciation:            (2,024,327)
                                                  -------------
                 Net unrealized appreciation:     $  16,830,827
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                        PERCENTAGE OF NET ASSETS {D}
                                        ----------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER      TOTAL
--------------------------------------  -----   ------------   -----
Australia (AUSL/AUD) .................   1.1                     1.1
Canada (CAN/CAD) .....................   3.6                     3.6
France (FR/FRF) ......................   6.9                     6.9
Germany (GER/DEM) ....................   1.0                     1.0
Italy (ITLY/ITL) .....................   2.2                     2.2
Netherlands (NETH/NLG) ...............   3.2                     3.2
Switzerland (SWTZ/CHF) ...............   3.9                     3.9
United Kingdom (UK/GBP) ..............   7.0                     7.0
United States (US/USD) ...............  63.2        7.9         71.1
                                        -----       ---        -----
Total  ...............................  92.1        7.9        100.0
                                        -----       ---        -----
                                        -----       ---        -----

--------------

{d}  Percentages indicated are based on net assets of $166,016,422.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $133,549,669) (Note 1)..........................  $152,857,639
  Repurchase Agreement, at value and cost (Note 1)..........................................    17,489,000
  U.S. currency.................................................................  $      535
  Foreign currencies (cost $2,750,495)..........................................   2,755,656     2,756,191
                                                                                  ----------
  Receivable for securities sold............................................................     1,546,087
  Receivable for Fund shares sold...........................................................       323,204
  Dividends and dividend withholding tax reclaims receivable................................       150,278
  Miscellaneous receivable..................................................................        12,035
  Unamortized organizational costs (Note 1).................................................        11,964
  Interest receivable.......................................................................         5,148
                                                                                              ------------
    Total assets............................................................................   175,151,546
                                                                                              ------------
Liabilities:
  Payable for securities purchased..........................................................     8,091,057
  Payable for Fund shares repurchased.......................................................       442,536
  Payable for service and distribution expenses (Note 2)....................................       241,953
  Payable for investment management and administration fees (Note 2)........................       130,694
  Payable for transfer agent fees (Note 2)..................................................       100,185
  Payable for printing and postage expenses.................................................        42,237
  Payable for professional fees.............................................................        24,648
  Payable for Trustees' fees and expenses (Note 2)..........................................        12,056
  Payable for registration and filing fees..................................................         5,125
  Payable for fund accounting fees (Note 2).................................................         2,449
  Payable for custodian fees................................................................           848
  Other accrued expenses....................................................................        41,236
                                                                                              ------------
    Total liabilities.......................................................................     9,135,024
  Minority interest (Notes 1 & 2)...........................................................           100
                                                                                              ------------
Net assets..................................................................................  $166,016,422
                                                                                              ------------
                                                                                              ------------
Class A:
  Net asset value and redemption price per share ($59,879,529 DIVIDED BY 2,702,075 shares
   outstanding).............................................................................  $      22.16
                                                                                              ------------
                                                                                              ------------
  Maximum offering price per share (100/95.25 of $22.16) *..................................  $      23.27
                                                                                              ------------
                                                                                              ------------
Class B:+
  Net asset value and offering price per share ($91,613,414 DIVIDED BY 4,222,200 shares
   outstanding).............................................................................  $      21.70
                                                                                              ------------
                                                                                              ------------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share ($14,523,479
   DIVIDED BY 642,459 shares outstanding)...................................................  $      22.61
                                                                                              ------------
                                                                                              ------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $144,231,004
  Accumulated net realized gain on investments and foreign currency transactions............     2,459,227
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies...............................................................................        18,221
  Net unrealized appreciation of investments................................................    19,307,970
                                                                                              ------------
Total -- representing net assets applicable to capital shares outstanding...................  $166,016,422
                                                                                              ------------
                                                                                              ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $109,205)...............................  $ 1,263,585
  Interest income............................................................................      727,860
  Securities lending income..................................................................       61,127
                                                                                               -----------
    Total investment income..................................................................    2,052,572
                                                                                               -----------
Expenses:
  Investment management and administration fees (Note 2).....................................    1,786,377
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   335,139
    Class B.....................................................................    1,005,968    1,341,107
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................      478,410
  Printing and postage expenses..............................................................      117,338
  Professional fees..........................................................................       85,210
  Fund accounting fees (Note 2)..............................................................       47,155
  Registration and filing fees...............................................................       44,460
  Custodian fees.............................................................................       43,690
  Trustees' fees and expenses (Note 2).......................................................       22,550
  Amortization of organization costs (Note 1)................................................       10,300
  Other expenses.............................................................................       21,447
                                                                                               -----------
    Total expenses before reductions.........................................................    3,998,044
                                                                                               -----------
      Expense reductions (Note 5)............................................................      (40,195)
                                                                                               -----------
    Total net expenses.......................................................................    3,957,849
                                                                                               -----------
Net investment loss..........................................................................   (1,905,277)
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................    4,701,157
  Net realized loss on foreign currency transactions............................      (45,712)
                                                                                  -----------
    Net realized gain during the year........................................................    4,655,445
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................       13,162
  Net change in unrealized appreciation of investments..........................   10,759,527
                                                                                  -----------
    Net unrealized appreciation during the year..............................................   10,772,689
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   15,428,134
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $13,522,857
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                              OCTOBER 31,       OCTOBER 31,
                                                                                                 1998              1997
                                                                                            ---------------   ---------------
Increase (decrease) in net assets
Operations:
  Net investment loss.....................................................................   $ (1,905,277)     $ (1,662,851)
  Net realized gain on investments and foreign currency transactions......................      4,655,445        16,167,449
  Net change in unrealized appreciation on translation of assets and liabilities in
   foreign currencies.....................................................................         13,162             5,172
  Net change in unrealized appreciation (depreciation) of investments.....................     10,759,527          (714,518)
                                                                                            ---------------   ---------------
    Net increase in net assets resulting from operations..................................     13,522,857        13,795,252
                                                                                            ---------------   ---------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................     (5,574,558)       (3,424,902)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................     (8,128,120)       (4,055,905)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................       (962,828)         (308,573)
                                                                                            ---------------   ---------------
    Total distributions...................................................................    (14,665,506)       (7,789,380)
                                                                                            ---------------   ---------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested........................................     92,335,349       136,239,369
  Decrease from capital shares repurchased................................................    (87,838,591)     (151,833,735)
                                                                                            ---------------   ---------------
    Net increase (decrease) from capital share transactions...............................      4,496,758       (15,594,366)
                                                                                            ---------------   ---------------
Total increase (decrease) in net assets...................................................      3,354,109        (9,588,494)
Net assets:
  Beginning of year.......................................................................    162,662,313       172,250,807
                                                                                            ---------------   ---------------
  End of year *...........................................................................   $166,016,422      $162,662,313
                                                                                            ---------------   ---------------
                                                                                            ---------------   ---------------
 * Includes undistributed net investment income...........................................   $         --                --
                                                                                            ---------------   ---------------
                                                                                            ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                            CLASS A
                                                                ---------------------------------------------------------------
                                                                                                         DECEMBER 30, 1994
                                                                      YEAR ENDED OCTOBER 31,             (COMMENCEMENT OF
                                                                ----------------------------------          OPERATIONS)
                                                                 1998 (d)    1997 (d)    1996 (d)     TO OCTOBER 31, 1995 (d)
                                                                ----------  ----------  ----------  ---------------------------
Per Share Operating Performance:
Net asset value, beginning of period..........................  $   22.19   $   20.98   $   14.59            $   11.43
                                                                ----------  ----------  ----------            --------
Income from investment operations:
  Net investment income (loss)................................      (0.19)      (0.15)      (0.22)                0.02*
  Net realized and unrealized gain on investments.............       2.05        2.27        7.13                 3.14
                                                                ----------  ----------  ----------            --------
    Net increase from investment operations...................       1.86        2.12        6.91                 3.16
                                                                ----------  ----------  ----------            --------
Distributions to shareholders:
  From net realized gain on investments.......................      (1.89)      (0.91)      (0.52)                  --
                                                                ----------  ----------  ----------            --------
    Total distributions.......................................      (1.89)      (0.91)      (0.52)                  --
                                                                ----------  ----------  ----------            --------
Net asset value, end of period................................  $   22.16   $   22.19   $   20.98            $   14.59
                                                                ----------  ----------  ----------            --------
                                                                ----------  ----------  ----------            --------

Total investment return (c)...................................       8.66%      10.55%      48.82%               27.65% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)..........................  $  59,880   $  62,637   $  76,900            $   4,082
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement (Notes 2 &
   5).........................................................      (0.81)%     (0.72)%     (1.14)%               0.20% (a)
  Without expense reductions and/or reimbursement.............      (0.83)%     (0.87)%     (1.24)%             (11.11)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement (Notes 2 &
   5).........................................................       1.93%       1.84%       2.24%                2.32% (a)
  Without expense reductions and/or reimbursement.............       1.95%       1.99%       2.34%               13.63% (a)
Portfolio turnover rate++.....................................        221%        392%        169%                 240% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                               CLASS B
                                                                   ---------------------------------------------------------------
                                                                                                            DECEMBER 30, 1994
                                                                         YEAR ENDED OCTOBER 31,             (COMMENCEMENT OF
                                                                   ----------------------------------          OPERATIONS)
                                                                    1998 (d)    1997 (d)    1996 (d)     TO OCTOBER 31, 1995 (d)
                                                                   ----------  ----------  ----------  ---------------------------
Per Share Operating Performance:
Net asset value, beginning of period.............................  $   21.86   $   20.79   $   14.53            $   11.43
                                                                   ----------  ----------  ----------            --------
Income from investment operations:
  Net investment income (loss)...................................      (0.30)      (0.24)      (0.31)               (0.04) *
  Net realized and unrealized gain on investments................       2.03        2.22        7.09                 3.14
                                                                   ----------  ----------  ----------            --------
    Net increase from investment operations......................       1.73        1.98        6.78                 3.10
                                                                   ----------  ----------  ----------            --------
Distributions to shareholders:
  From net realized gain on investments..........................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
    Total distributions..........................................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
Net asset value, end of period...................................  $   21.70   $   21.86   $   20.79            $   14.53
                                                                   ----------  ----------  ----------            --------
                                                                   ----------  ----------  ----------            --------

Total investment return (c)......................................       8.16%       9.95%      48.11%               27.12% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's).............................  $  91,613   $  93,978   $  87,904            $   2,959
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....      (1.31)%     (1.22)%     (1.64)%              (0.30)% (a)
  Without expense reductions and/or reimbursement................      (1.33)%     (1.37)%     (1.74)%             (11.61)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....       2.43%       2.34%       2.74%                2.82% (a)
  Without expense reductions and/or reimbursement................       2.45%       2.49%       2.84%               14.13% (a)
Portfolio turnover rate++........................................        221%        392%        169%                 240% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                                           ADVISOR CLASS+
                                                                   ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                                   ----------------------------------         JUNE 1, 1995
                                                                    1998 (d)    1997 (d)    1996 (d)     TO OCTOBER 31, 1995 (d)
                                                                   ----------  ----------  ----------  ---------------------------
Per Share Operating Performance:
Net asset value, beginning of period.............................  $   22.50   $   21.15   $   14.64            $   11.84
                                                                   ----------  ----------  ----------            --------
Income from investment operations:
  Net investment income (loss)...................................      (0.08)      (0.04)      (0.13)                0.04*
  Net realized and unrealized gain on investments................       2.08        2.30        7.16                 2.76
                                                                   ----------  ----------  ----------            --------
    Net increase from investment operations......................       2.00        2.26        7.03                 2.80
                                                                   ----------  ----------  ----------            --------
Distributions to shareholders:
  From net realized gain on investments..........................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
    Total distributions..........................................      (1.89)      (0.91)      (0.52)                  --
                                                                   ----------  ----------  ----------            --------
Net asset value, end of period...................................  $   22.61   $   22.50   $   21.15            $   14.64
                                                                   ----------  ----------  ----------            --------
                                                                   ----------  ----------  ----------            --------

Total investment return (c)......................................       9.20%      11.15%      49.50%               23.65% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's).............................  $  14,523   $   6,047   $   7,446            $     164
Ratio of net investment income (loss) to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....      (0.31)%     (0.22)%     (0.64)%               0.70% (a)
  Without expense reductions and/or reimbursement................      (0.33)%     (0.37)%     (0.74)%             (10.61)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement (Notes 2 & 5).....       1.43%       1.34%       1.74%                1.82% (a)
  Without expense reductions and/or reimbursement................       1.45%       1.49%       1.84%               13.13% (a)
Portfolio turnover rate++........................................        221%        392%        169%                 240% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Consumer Products and Services Fund (the "Fund"), formerly GT Global Consumer Products and Services Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or A I M Advisors, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $23,872,564 were on loan to brokers. The loans were secured by cash collateral of $24,380,125 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $61,127.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio's policy of concentrating its investments in companies in the consumer products and services industry subject the Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,349,405, with a weighted average interest rate of 6.27%. Interest expense for the year ended October 31, 1998 was $10,094 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, is the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and re allows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $14,898 and $11,522, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected no CDSCs for the year ended October 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $107,172 and $246,092, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $340,437,744 and $336,491,637, respectively. For the year ended October 31, 1998, purchases and sales of U.S. government obligations aggregated $34,683,892 and $33,938,540, respectively.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                           YEAR ENDED               YEAR ENDED
                                                                        OCTOBER 31, 1998         OCTOBER 31, 1997
                                                                     -----------------------  -----------------------
CLASS A                                                                SHARES      AMOUNT       SHARES      AMOUNT
-------------------------------------------------------------------  ----------  -----------  ----------  -----------
Shares sold........................................................   1,525,543  $35,645,676   3,438,964  $69,880,587
Shares issued in connection with reinvestment of distributions.....     232,572    5,000,306     143,274    2,884,089
                                                                     ----------  -----------  ----------  -----------
                                                                      1,758,115   40,645,982   3,582,238   72,764,676
Shares repurchased.................................................  (1,879,330) (43,281,212) (4,424,828) (88,957,730)
                                                                     ----------  -----------  ----------  -----------
Net decrease.......................................................    (121,215) $(2,635,230)   (842,590) $(16,193,054)
                                                                     ----------  -----------  ----------  -----------
                                                                     ----------  -----------  ----------  -----------

CLASS B
-------------------------------------------------------------------
Shares sold........................................................   1,214,959  $28,040,109   2,703,434  $53,329,784
Shares issued in connection with reinvestment of distributions.....     327,547    6,924,836     168,859    3,364,713
                                                                     ----------  -----------  ----------  -----------
                                                                      1,542,506   34,964,945   2,872,293   56,694,497
Shares repurchased.................................................  (1,618,880) (36,544,113) (2,802,820) (55,171,454)
                                                                     ----------  -----------  ----------  -----------
Net increase (decrease)............................................     (76,374) $(1,579,168)     69,473  $ 1,523,043
                                                                     ----------  -----------  ----------  -----------
                                                                     ----------  -----------  ----------  -----------
ADVISOR CLASS
-------------------------------------------------------------------
Shares sold........................................................     675,379  $15,761,998     287,832  $ 6,471,623
Shares issued in connection with reinvestment of distributions.....      44,088      962,424      15,186      308,573
                                                                     ----------  -----------  ----------  -----------
                                                                        719,467   16,724,422     303,018    6,780,196
Shares repurchased.................................................    (345,732)  (8,013,266)   (386,341)  (7,704,551)
                                                                     ----------  -----------  ----------  -----------
Net increase (decrease)............................................     373,735  $ 8,711,156     (83,323) $  (924,355)
                                                                     ----------  -----------  ----------  -----------
                                                                     ----------  -----------  ----------  -----------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended October 31, 1998, the Portfolio's expenses were reduced by $40,195 under these arrangements.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.

(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................       3,261,661       143,193      1,148,028*
(2)(b) Approval of sub-advisory and sub-administration contract....      3,246,354       152,082      1,154,446*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................       1,367,697        66,289        137,847
      CLASS B SHARES..............................................       2,090,063        80,546        169,123
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................       3,234,115       159,402      1,159,366*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       3,234,136       159,381      1,159,366*
(4)(c) Modification of Fundamental Restriction on Making Loans.....      3,235,430       158,087      1,159,366*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       3,235,430       158,087      1,159,366*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       3,235,304       158,213      1,159,366*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       3,235,430       158,087      1,159,366*
(4)(g) Modification of Fundamental Restriction on Margin
       Transactions...............................................       3,235,304       158,213      1,159,366*
(4)(h) Elimination of Fundamental Restriction on Pledging Assets...      3,235,325       158,192      1,159,366*
(4)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       3,235,199       158,318      1,159,366*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Approval of the conversion of the portfolios in which
       certain Funds invest.......................................       3,267,649       116,825      1,168,407*
(7)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

    Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $800,000 as capital gain dividends for the fiscal year ended October 31, 1998.

    Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 18.56% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


Global Growth & Income Funds

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.